SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      July 14, 2003
                                                 ------------------

                            Heritage Bankshares, Inc.
                            -------------------------
               (Exact name of registrant as specified in charter)

                                    Virginia
                                    --------
         (State or other jurisdiction of incorporation or organization)

             0-11255                               54-1234322
     --------------------------------------------------------------------
     (Commission File Number)           (IRS Employer Identification No.)

          200 East Plume Street, Norfolk, Virginia          23510
          ----------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)

         Registrant's telephone number including area code 757-523-2600
                                                           ------------

Item 5.  Other Events

         Heritage Bankshares, Inc. has issued a press release announcing second quarter and first half of 2003 earnings information. The information was released on July 11, 2003.

         A copy of the press release which is incorporated by reference herein and made a part hereof, is attached to this Current Report on Form 8-K as
Exhibit 99.

Item 7.   Financial Statements and Exhibits.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit No.         Description
     -----------         -----------

         99             Press Release of the Company dated July 11, 2003.



---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HERITAGE BANKSHARES, INC.

Date:    July 11, 2003        By:  /s/ Catherine P. Jackson
                                 -----------------------------------------------
                                   Name: Catherine P. Jackson
                                   Title:     Chief Operating Officer



EXHIBIT INDEX


     Exhibit No.         Description
     -----------         -----------

         99              Press Release of the Company dated July 11, 2003